Exhibit 99.1

Roth Capital Partners 17th Annual Growth Stock Conference February 22, 2005

Cautionary Note Regarding Forward-Looking Statements All forward-looking statements contained in this press release are made within the meaning of and under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements regarding the business prospects for the Company and its subsidiaries and all other statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, such as statements about future earnings, revenues, and other future financial and non- financial items, performance or events. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including, but not limited to, the Company's ability to obtain and maintain sufficient capital and liquidity; the effects of litigation and claims; the timely and successful development, production and market acceptance of new and enhanced products, services and technologies; the effects of competition; customer and industry demand and preferences; the Company's ability to attract, retain and motivate key personnel; the ability of the Company to secure and maintain relationships; changes in the energy industry; general economic, market and business conditions; and other factors identified from time to time in the Company's reports and filings with the Securities and Exchange Commission. The forward- looking statements in this presentation speak only as of the date hereof . The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.

Operational Organization Chart Operational Organization Chart Accelerating Growth Stable Foundation Growth Opportunity

MTEK Shareholder Data Stockholders Equity (1) Common Shares Outstanding (2) Current Stock Price (3) Current Market Cap 52 Week Stock Price Range 2005 EPS Guidance $ 12.9 12.2 $ 2.87 $ 35.0 $ 1.15--$ 4.40 $ .25 basic $ .19 diluted Expected as of December 31, 2004 As of December 31, 2004 Close as of February 17, 2005 (Amounts in millions, except per share data)

Points of Emphasis Healthy Balance Sheet Strong Earnings Guidance for 2005 Accelerating Growth Opportunity in 4 Year Old PowerSecure Subsidiary Additional High Growth Opportunity in Metretek, Inc. Subsidiary Stable Foundation In Southern Flow Subsidiary

Strong, Accelerating Growth Engine PowerSecure Company is a leader in the emerging Distributed Generation market Company has built a foundation for accelerating growth and profitability Closed January 2005 with $9.4 million backlog Sales Forecast in 2005 of $23 million Accelerating Growth

Historical Quarterly Revenues Quarterly Revenues 0 6328000 1414000 1253000 1613000 1542000 3325000 1749000 3000000 4400000 6170000 3800000 4200000 4348000 5108000 4972000 PowerSecure Quarterly Revenues Accelerating Growth Fluctuations, but a Clear Growth Trend! 2001 2002 2003 2004

Historical Annual Gross Margin (%) 2001 2002 2003 2004 E Gross Margin (%) 0.211 0.236 0.286 0.306 PowerSecure Margin Growth The Rate of Profitability is Accelerating! Accelerating Growth

Growth of Recurring Revenues J F M A M J J A S O N D Monthly Recurring Revenue 8891 10400 11381 16666 18514 19353 32231 50613 62706 78387 72000 73500 Accelerating Growth 2004 PowerSecure's Monthly Recurring Revenue

What Does PowerSecure Do? Provides onsite power generation facilities to industrial and commercial customers Generation used by customers for both "backup" power and peak-shaving "Backup" power provides security and reliability Peak-shaving allows savings in electricity costs Investment cost is recovered from energy savings Accelerating Growth

PowerSecure's Growth Opportunity Market Expansion Opportunity Geographic 70% of PowerSecure's inception-to-date revenues concentrated in two States Operations now focused on seven additional States Longer term targets entire continental US Utility Alliances Utility Alliances formed to market products Revenues through 2004 mostly attributed to three utility alliances Five new alliances have been established Substantial resources directed to the development of these alliances Accelerating Growth

PowerSecure's Growth Opportunity National Accounts Applications very appealing to national retail operators Several successful programs underway Sales effort focused on securing additional national accounts Market Expansion Opportunity

PowerSecure's Growth Opportunity Product Expansion Opportunity NexGear(r) (switchgear) products High profit margin niches--Professional Services and Monitoring Recurring Revenue Streams Including: PowerSecure's "Shared Savings" business model Customers receive highly desired backup power for free Customers save through participation in peak-shaving Accelerating Growth

PowerSecure's "Showcase" Customers Accelerating Growth

Metretek, Inc. - Overview Historical operations--automated data acquisition systems used by Energy Utilities Growth opportunity: Telemetry products- InvisiConnect(r) Solution and CNI Hardware Growth Opportunity

What is the InvisiConnect(r) Solution? Converts any remote data acquisition system to wireless Internet Protocol (IP) transport via Cellular Public Carriers Target Markets Natural Gas & Electric Metering Systems Water Measurement and Treatment Systems Oil & Gas Measurement Systems Metro Traffic Control Systems Electronic Signs and Billboards Vending Machine Monitoring Electronic Commerce Systems Growth Opportunity

Southern Flow - Overview In Business for over 50 years Oil Field Services-Gas Measurement Customers-Natural Gas Producers Predictable/Stable Performance and Profits Growth tied to Natural Gas Prices Stable Foundation

SFC Segment Profit Performance 1996 1998 2000 2002 2004 Segment Profit 976 1188 753 974 1187 1642 1953 1619 1923 1977 Avg. Gas $ 2.17 2.32 1.96 2.19 3.68 4 2.95 4.98 5.35 5.3 Stable Foundation

Key Segment Data PowerSecure 2005 (guidance) 2004 (est.) 2003 2002 Revenues 23,000 18,600 17,122 8,229 Segment Profit 2,000 1,300 1,574 (388) Metretek Inc. (1) Revenues 4,600 3,300 7,406 5,886 Segment Profit 400 (200) 709 474 Southern Flow Revenues 12,900 12,700 11,805 12,288 Segment Profit 2,000 1,900 1,619 1,953 (amounts in thousands $'s) (1) Adjusted to Exclude Discontinued Operation

Consolidated Operating Performance 2005 (guidance) 2004 (2) (est.) 2003 (2) 2002 (2) Revenues 41,000 36,400 36,942 26,664 Net Income (1) 3,000 1,600 1,859 (1,864) Avg. Shares (3) 12,200 9,500 6,043 6,077 (1) Net Income excludes "Deemed Distributions" on Preferred Stock (n/a in 2005) Amounts exclude discontinued operation Actual Shares Outstanding at December 31, 2004 were 12,186,741 (Amounts in Thousands)

Summary PowerSecure positioned for major growth in all its product lines: Turnkey Sales, NexGear(r) & Shared Savings projects Metretek, Inc. continues to serve its broad base of utility customers, and develop its InvisiConnect(r) Suite of Products Southern Flow continues to provide stable growth in earnings and cash flow Guidance for Strong Performance in 2005-EPS of $.25 per basic share

More Details on the Business of Metretek and Its Subsidiaries: http://www.metretek.com